Exhibit 10.1

SUBSCRIPTION AGREEMENT

The Board of Directors
Univest Tech, Inc.
11805 E. Fair Ave.
Greenwood Village, CO 80111

Re:        Acquisition of Common Shares of Univest Tech, Inc.
 a Colorado corporation (the "Company")

Gentlemen:

A.           Subscription

The undersigned hereby subscribes for the number of Common Shares (the "Shares") in the Company according to the terms set forth herein.

B.           Subscriber's Representations and Warranties.

The undersigned hereby represents and warrants as follows:

1.           Warranties.  In connection with your offer of Shares, I represent and warrant that I am over the age of 21 years; have had an opportunity to ask questions of the principals or representatives of the Company; that I, individually or together with others on whom I rely, have such knowledge and experience in financial and business affairs that I have the capability of evaluating the merits and risks of my investment in the Company; that I am financially responsible and able to meet my obligations hereunder and acknowledge that this investment is by its nature speculative; that you have made all disclosure and documents pertaining to this investment available to me and, where requested, to my attorney, accountant and investment adviser; and that I will not sell my Shares without registration under the Securities Act of 1933 or exemption therefrom.

2.           Suitability.  I represent that I either have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of my investment in the Company or, together with the purchaser representative, if any, named below, have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of my investment in the Company; that I relied on my own legal counsel or elected not to rely on my counsel despite the Company's recommendation that I rely on my own legal counsel; and that I am able to bear the economic risk of such investment.

3.           Representations by the Company. No representations and warranties, oral or otherwise, have been made to the undersigned by the Company or any agent, employee or affiliate of the Company, or any other person whether or not associated with this Offering and in entering into this transaction, the undersigned is not relying upon any information other than that contained in the results of his own investigation.

4.           Risk. The undersigned understands that an investment in the Company involves substantial risks.

5.           Residency Declaration. The undersigned represents and warrants that he is a resident of the state listed in the address shown below insofar as he occupies a dwelling within the state and intends to remain within the state for an indefinite period of the time. Further, if the undersigned is not a resident of the state listed in the address shown below, then the undersigned represents and warrants that he is not a resident of any other state or possession of the United States.

6.           No Registration, Restrictions of Transferability, and Registration. The undersigned understands that the Shares which have been offered are not registered in any state and are being sold pursuant to an exemption from registration under the Securities Act of 1933, as amended, under Rule 504 and/or Section 4(6) thereof. The undersigned further understands that any transfers to residents of the United States must be made pursuant to registration or an exemption from registration in the transferee's state.

7.           Indemnification and Arbitration.  The undersigned recognizes that the offer of the Shares in the Company was based upon his representations and warranties contained above and hereby agrees to indemnify the Company and to hold it harmless against any and all liabilities, costs, or expenses (including reasonable attorneys' fees) arising by reason of, or in connection with, any misrepresentation or any breach of such warranties by the undersigned, or arising as a result of the sale or distribution of the Shares by undersigned in violation of the Securities Act of 1933, as amended, or any other applicable law. Further, in the event that any dispute where to arise in connection with this Agreement or with the undersigned's investment in the Company, the undersigned agrees, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the National Association of Securities Dealers at a place to be designated by the Company.

8.           Accredited Investor. I am   or am not   an accredited or exempted investor based upon any of the qualifications below:

(i) the investor is a natural person who has net worth, or joint net worth with that person's spouse exceeding $1,000,000 at the time of purchase;

     (ii) the investor is a natural person who individually had income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000 in each of those years, and who reasonably expects income in excess of those levels in the current year;

     (iii) the investor is a director or executive officer of the Company;

     (iv) the investor is either (a) a bank as defined in Section 3(a)(2) of the Securities Act , or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act , whether acting in its individual or fiduciary capacity; (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 as amended; c) an insurance company as defined in Section 2(13) of the Securities Act; (d) an investment company registered under the Investment Company Securities Act of 1940 or a business development company as defined in Section 2(a)(48) of such Securities Act; (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Securities Act of 1958; (f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $7,000,000; (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, which is either a bank, a savings and loan association, insurance company, or registered investment advisor, or if the plan has assets in excess of $7,000,000, or if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

     (v) the investor is a private business development company under Section 202(a)(22) of the Investment Advisers Securities Act of 1940;

     (vi) the investor is any organization described in Section 501(c)(3) of the Internal Revenue Code and certain other corporations, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $7,000,000;

     (vii) the investor in any trust with total assets in excess of $7,000,000,not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as defined in Section 230. 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

     (viii) the investor is any entity in which all of the equity owners are accredited investors.

     In the case of a husband and wife subscribing jointly, satisfaction of the net worth standards must be determined by aggregating their net worth and satisfaction of the income standards must be determined by joint or individual tax returns, as the case may be. Any other persons subscribing for shares jointly, including members of partnerships formed for the purpose of purchasing shares, must each satisfy the applicable net worth and income standards without regard to the other joint purchasers. In the case of a subscriber that is itself a partnership (other than a partnership formed for the purpose of purchasing shares) or a trust, the applicable net worth and income standards must be satisfied by the entity. In the case of a subscriber purchasing as custodian for a minor, the applicable net worth and income standards must be satisfied by the custodian.

9.           No federal or state agency has made any determination as to the fairness of the offering for investment purposes, or any recommendations or endorsement of the Shares.

C.           Miscellaneous.

1.           This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

2.           This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.  The provisions of this Agreement may not be modified or waived except in writing.

3.           The headings contained in this Agreement are for convenient reference only, and they shall not limit or otherwise affect the interpretation of any term or provision hereof.

D.        Subscription for Shares
Number of Shares subscribed for:________________.
Total Payment enclosed: $______________.

(Please make check payable to : Univest Tech, Inc.)

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IN WITNESS WHEREOF, the undersigned has executed this Agreement this   day of  , 2007.

Signature(s)

________________________________

________________________________
Print: name(s) of Subscriber(s)

________________________________

________________________________

Address: _________________________________________________

               _________________________________________________

Social Security or Tax I.D. No.

_________________________________________________________

Purchaser Representative (if any)

Name and Address

____________________________________________________________________________________

ACCEPTANCE

The foregoing subscription is hereby accepted and receipt of payment is hereby acknowledged with respect to the Shares subscribed for above.

Univest Tech, Inc.

By: ________________________________________
      Authorized Officer

Dated:_______________________